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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  December 9, 1999

                               LINKON CORPORATION
               ---------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


Nevada                              0-19705                      13-3469932
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
organization)


587 Connecticut Avenue, Stamford, Connecticut                       06854
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(Address of Prinicipal Executive Offices)                         Zip Code


Registrant's telephone number, including area code: (203) 866-8000


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Item 5.  Other Events.

         The Board of Directors of PacketPort.com, Inc. (formerly known as Linkon Corporation, designed Thursday, December 9, 1999 as the effective date of the change of the corporate name of Linkon Corporation to PacketPort.com, Inc. as well as the effective date of a three share for one share split of its common stock.

         The information concerning the change of name, change of par value and change of the trading symbol on the OTC Bulletin Board from LKON to PKPT was made the subject of a press release distributed to the marketplace by way of a PR newswire and Businesswire on December 10, 1999. A copy of the press release in questions is attached as an exhibit to this Form 8-K.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                            Linkon Corporation
                                            (Registrant)

Date:  December 16, 1999                    By: /s/ Thomas Cerabona
                                                ---------------------------
                                                Chief Financial Officer